CONTRARIAN



ROBERTSON STEPHENS MUTUAL FUNDS
The Contrarian Fund
Annual Report
December 31, 1995

THE CONTRARIAN FUND ANNUAL RESULTS



FUND PHILOSOPHY

The Robertson Stephens Contrarian Fund seeks to achieve maximum long-term growth of capital by employing fundamental analysis of business and industry trends. The Fund invests on a global basis in an effort to make timely investments in out-of-favor industries and tries to be visionary on new themes. When appropriate, the Fund will short sell stocks as a result of its research discipline.




CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance  6
Portfolio Summary  7
Schedule of Net Assets  8
Schedule of Securities Sold Short  12
Statement of Net Assets  14
Statement of Operations  15
Statement of Changes in Net Assets  16
Financial Highlights  17
Notes to Financial Statements  18
Independent Accountants' Report  24
Administration  24

                                                   ROBERTSON, STEPHENS & COMPANY

FUND HIGHLIGHTS

CONTRARIAN STRATEGY IMPACTS RESULTS
The Contrarian Fund was up 3.92% for the December 31, 1995, quarter and 30.86% for the 1995 calendar year. Though we are pleased with our 1995 results, they were impacted by our cautious investment strategy and contrarian stance in managing the portfolio.

LONG-POSITION RETURNS OFFSET SHORTS AND PUTS
Throughout 1995, the Contrarian Fund was continually hedged with approximately a 25% position in short sales and put options. The positive returns on our 75% long position more than offset the losses we incurred on our 25% in shorts and puts.

CONTRARIAN STANCE ADDS BALANCE
Our contrarian stance toward the retail and technology areas was quite profitable in the December quarter, as the Fund's 33 short positions recouped many of the year's earlier losses.

STAYING WITH DIAMOND FIELDS RESOURCES
Our 1% Diamond Fields Resources position (at cost) has continued to grow and has now increased in value by more than 23 times over the last 20 months. We are obviously glad we remained a long-term investor in Diamond Fields Resources.

WIDENING INTEREST IN ROYAL PLASTICS GROUP AND DUNDEE BANCORP
Our second and third largest long positions are Royal Plastics Group and Dundee Bancorp, currently at 4.23% and 3.83% of the Contrarian Fund, respectively. We believe both companies have tremendous growth prospects over the next three to five years.

GOLD FUNDAMENTALS LOOK GOOD OVER NEXT FEW YEARS
Our growth gold position is currently 13% of the Fund, and we continue to be extremely positive about the supply/demand fundamentals for gold over the next few years.

EXPECTING NATURAL RESOURCES STOCKS TO LEAD MARKET
We remain cautious about the mainstream U.S. stock market, which has surpassed most historical valuation levels. We expect the new leadership in the stock market to be in natural resources.

THE CONTRARIAN FUND ANNUAL RESULTS

[PHOTO]

FUND MANAGER

PAUL H. STEPHENS
Portfolio Manager
The Robertson Stephens
Contrarian Fund


DEAR SHAREHOLDER:

The Contrarian Fund was up 3.92% for the December 31, 1995, quarter and 30.86% for the 1995 calendar year.

Though we are pleased with our 1995 results, they were impacted by our cautious investment strategy and contrarian philosophy in managing the portfolio. Throughout 1995, the Contrarian Fund was continually hedged with approximately a 25% position in short sales and put options. This was our primary method of reducing the level of risk in the Contrarian Fund and protecting our 75% long position. The positive returns on that 75% more than offset the losses we incurred on our 25% in shorts and puts. Thus, we were effectively 50% net long for all of calendar 1995. We are currently hedged in approximately the same manner. We aim to protect capital without giving up growth of capital.



                                    "We continue to be EXTREMELY POSITIVE"
2

                                                ROBERTSON, STEPHENS & COMPANY

Our contrarian stance toward the retail and technology areas was quite profitable in the December quarter, as the Fund's 33 short positions recouped many of the year's earlier losses. At the date of this writing, our shorts, S&P 500 and Russell 2000 index put options, and the technology put baskets are collectively the Contrarian Fund's largest commitment at 24.30%.

Our second largest commitment, at 22.37% of the Fund, continues to be our very successful investment in Diamond Fields Resources (DFR). Our 1% DFR position (at cost) has continued to grow and has now increased in value by more than 23 times over the last 20 months. We sold 35% of our DFR position last June at about 15 times our cost. One of the most difficult things to do as an investor is to hold on to a major winner, as there is huge pressure to sell. We are obviously glad we remained a long-term investor in Diamond Fields Resources.

Our second and third largest long positions are Royal Plastics Group and Dundee Bancorp, currently at 4.23% and 3.83% of the Contrarian Fund, respectively. These two Toronto-based companies are just becoming recognized by institutional investors and are both currently making new highs. We believe both companies have tremendous growth prospects over the next three to five years.

Our growth gold position is currently 13% of the Contrarian Fund, and we continue to be extremely positive about the supply/demand fundamentals for gold over the next few years. Our largest five growth gold positions are Newmont Mining at 3% of the Fund, Cambior at 2.5%, Ashanti Goldfields at 2.5%, Golden Star Resources at 1.8%, and Vengold at 0.88%. A new growth gold purchase is London-based Bakyrchik Gold PLC, which has large and growing gold reserves in Kazakhstan.



"We continue to be EXTREMELY POSITIVE about the supply/demand fundamentals for gold over the next few years."

THE CONTRARIAN FUND ANNUAL RESULTS

"WE EXPECT THE NEW LEADERSHIP IN THE STOCK MARKET TO BE IN NATURAL RESOURCES. THEREFORE, WE HAVE MAINTAINED OUR LARGE COMMITMENT TO ALUMINUM, NICKEL, AND ENERGY, AS WELL AS A SMALL WEIGHTING IN COPPER."


[PHOTO]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Investment Trust

INVESTMENT TEAM
RESEARCH
Rick Barry
Chris Bonomo
Andrew Pilara, Jr.
Borden Putnam III
M. Hannah Sullivan

TRADING
Christopher Beagle
Catherine O'Neill

ADMINISTRATION
Leslie Bauer
Jodi Daprano
Dianny Rios

                                                   ROBERTSON, STEPHENS & COMPANY



We remain cautious about the mainstream U.S. stock market, which has surpassed most historical valuation levels. We expect the new leadership in the stock market to be in natural resources. Our primary premise remains that long-term global economic growth will be the catalyst impacting the demand picture for commodity-based securities. Therefore, we have maintained our large commitment to aluminum, nickel, and energy, as well as a small weighting in copper. We have copper exposure primarily through our gold-copper hybrid investments: Adrian Resources (the Petaquilla copper and gold resource in Panama), Cambior (the huge La Granja copper discovery in Peru), and Indochina Goldfields (the low-cost Monywa copper deposit in Myanmar). Indochina Goldfields also has extensive gold exploration properties in Indonesia on the islands of Java and Kalimantan, as well as in Vietnam, Myanmar, and Korea. Our expectation is that Indochina Goldfields will become a public company this spring. We are excited about being one of the company's largest shareholders.

Contrarian investing is lonely and requires patience. It takes strong conviction while ignoring current fads and conventional thinking. Contrarian investing is an attitude. We aim to create wealth.......and keep it.

Thank you for your continued support.

                                                                January 26, 1996

Sincerely,

/s/ Paul H. Stephens

PAUL H. STEPHENS
Portfolio Manager

TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR 24-HOUR HOTLINE AT 1-800-766-3863.

THE CONTRARIAN FUND ANNUAL RESULTS



FUND PERFORMANCE

Results of a hypothetical $10,000 investment in The Robertson Stephens Contrarian Fund and the S&P 500 Index(1).
IF INVESTED ON JUNE 30, 1993(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                                       CONTRARIAN        S&P 500
FOR THE PERIODS ENDED 12/31/95                               FUND       INDEX(1)
--------------------------------------------------------------------------------
Three months                                                3.92%          5.99%
--------------------------------------------------------------------------------
Six months                                                  9.54%         14.53%
--------------------------------------------------------------------------------
Nine months                                                28.79%         25.29%
--------------------------------------------------------------------------------
One year                                                   30.86%         37.53%
--------------------------------------------------------------------------------
Since inception (6/30/93)(2)                               38.30%         46.25%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS


                                                       CONTRARIAN        S&P 500
FOR THE PERIODS ENDED 12/31/95                               FUND       INDEX(1)
--------------------------------------------------------------------------------
Since inception (6/30/93)(2)                               13.83%         16.39%
--------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks (S&P 500) is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks comprising the index.

(2) Date that the Fund's shares were first offered to the public. Investors should realize that all performance data presented is based upon past performance during limited periods of time, and that past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

                                                   ROBERTSON, STEPHENS & COMPANY

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1995

[GRAPH]

TOP TEN HOLDINGS

1.
DIAMOND FIELDS RESOURCES, INC.
Nickel-copper-cobalt deposit in Labrador is expected to make Diamond Fields the world's lowest-cost nickel supplier. Continues to develop offshore diamond reserves in Namibia and in South Africa.

2.
ROYAL PLASTICS GROUP, LTD.
Manufactures extruded vinyl (PVC) building products and is now aggressively marketing The Royal Housing System to the emerging markets. Its products primarily serve the custom profile window, door, vertical blind, siding, and pipe markets.

3.
DUNDEE BANCORP, INC.
A Toronto-based natural resource investment management company. Has grown its assets under management from C$600 million to C$4 billion over the last three years and currently sells at a substantial discount to its net asset value.

4.
MAXXAM, INC.
A large resource holding company. Has majority ownership and control of Kaiser Aluminum (63%) and Pacific Lumber (100%), plus numerous real estate assets.

5.
NEWMONT MINING CORPORATION
A senior growth gold producer. Future growth based on new mines and development projects in Peru and Indonesia.

6.
CAMBIOR, INC.
Holds a highly prospective portfolio of gold and base metal mining projects in both North and South America.

7.
ASHANTI GOLDFIELDS -- GDR
Anchored by one of the world's premier gold deposits in Ghana. Currently extending its presence throughout Africa.

8.
INDOCHINA GOLDFIELDS LIMITED
A private mining company. Focuses on Asian exploration and development of large, low-cost copper and gold deposits, primarily in Myanmar (Burma), Indonesia, Fiji, and Vietnam.

9.
KAISER ALUMINUM CORPORATION
Produces alumina and aluminum products for domestic and international markets. A 63%-owned subsidiary of MAXXAM, Inc.

10.
LONRHO PLC
A London-based holding company with a portfolio of African gold, platinum, and agricultural assets, as well as U.S. and U.K. hotel properties. New management has begun to realize asset value through business combinations and public offerings.

THE CONTRARIAN FUND ANNUAL RESULTS

SCHEDULE OF NET ASSETS



DECEMBER 31, 1995                                         SHARES          VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
ALUMINUM -  6.0%
Kaiser Aluminum Corporation(1)                           759,100    $ 9,868,300
MAXXAM, Inc.                                             517,800     18,252,450
Western Mining Holdings, Ltd.(1)                         350,000      2,247,658
--------------------------------------------------------------------------------
                                                                     30,368,408
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CONSTRUCTION/INFRASTRUCTURE - 6.3%
American Buildings Company                               296,000      6,660,000
Easco, Inc.(1)                                           110,500        953,062
Royal Plastics Group, Ltd.                             1,666,300     24,100,641
------------------------------------------------------------------------------
                                                                     31,713,703
--------------------------------------------------------------------------------


COPPER MINING - 3.3%
Adrian Resources, Ltd.                                 1,713,003      6,272,439
Chase Resources Corporation                              212,900        249,462
Indochina Goldfields, Ltd. - Restricted(2)             1,700,000     10,200,000
--------------------------------------------------------------------------------
                                                                     16,721,901
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ENERGY - 4.9%
Anderson Exploration, Ltd.                               282,100      2,892,274
Anzoil N.L.                                           45,842,000      3,918,411
Louisiana Land & Exploration(1)                           60,000      2,572,500
McMoRan Oil & Gas Company                              1,412,420      4,855,194
Nescor Energy - Restricted(2)                            375,000      1,125,000
Petro-Canada Installment Receipts                        500,000      2,875,000
Tide West Oil Company                                    505,000      6,754,375
--------------------------------------------------------------------------------
                                                                     24,992,754
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FINANCIAL SERVICES - 3.9%
Dundee Bancorp, Inc., Class A                          1,956,000     19,696,081
--------------------------------------------------------------------------------
                                                                     19,696,081
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.


8


                                                   ROBERTSON, STEPHENS & COMPANY



                                                          SHARES          VALUE
--------------------------------------------------------------------------------
GOLD MINING - 13.0%
Ashanti Goldfields - GDS(1,4)                            600,000    $12,000,000
Bakyrchik Gold PLC                                       504,500      2,162,480
Cambior, Inc.(1)                                       1,159,900     12,635,307
Carson Gold Corporation                                  978,500        988,890
Central Fund of Canada, Class A(1)                       487,300      2,192,850
Delta Gold Mining Corporation                          1,142,600        794,925
El Callao Mining Corporation                             450,000        197,730
Golden Shamrock Mines, Ltd.                            6,477,000      3,995,771
Golden Star Resources, Ltd.(1)                         1,677,500      8,906,535
Guyanor Resources, S.A.                                  335,500        835,372
MK Gold Company                                          636,000      1,590,000
Newmont Mining Corporation(1)                            325,000     14,706,250
Queenstake Resources, Ltd.                             2,039,300        746,723
Tombstone Explorations Co., Ltd.                         244,500        170,102
Vengold, Inc.                                          4,756,400      3,831,593
Vengold, Inc., Series A Warrants(5)                    1,286,000        473,238
--------------------------------------------------------------------------------
                                                                     66,227,766
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INTERNATIONAL CONGLOMERATE - 1.8%
Lonrho PLC(1)                                          7,310,950      9,266,035
--------------------------------------------------------------------------------
                                                                      9,266,035
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
NICKEL MINING - 25.6%
Diamond Fields Resources, Inc.                         6,897,600    130,071,915
--------------------------------------------------------------------------------
                                                                    130,071,915
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
REAL ESTATE - 4.0%
Atlantic Gulf Communities                                371,700      2,508,975
Avatar Holdings, Inc.                                    262,600      9,191,000
Catellus Development Corporation                       1,471,400      8,828,400
--------------------------------------------------------------------------------
                                                                     20,528,375
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
SPECIALTY CHEMICALS - 0.7%
Intertape Polymer Group(1)                                49,000      1,537,375
NL Industries, Inc.                                      160,800      1,989,900
--------------------------------------------------------------------------------
                                                                      3,527,275
--------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.


                                                                               9

THE CONTRARIAN FUND ANNUAL RESULTS


SCHEDULE OF NET ASSETS (CONTINUED)



                                                          SHARES          VALUE
--------------------------------------------------------------------------------
TRANSPORTATION SERVICES - 1.9%
China Yuchai International, Ltd.(1)                      388,800  $   3,159,000
Harper Group(1)                                          367,700      6,526,675
--------------------------------------------------------------------------------
                                                                      9,685,675
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
TOTAL COMMON STOCKS - 71.5%
 (COST: $259,092,818)                                             $ 362,799,888
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
WARRANTS
--------------------------------------------------------------------------------
Golden Star Resources, Ltd. - Warrants(5)                 75,000              0
Queenstake Resources, Ltd. - Warrants(5)                 500,000              0
--------------------------------------------------------------------------------
TOTAL WARRANTS - 0.1% (COST: $13,000)                                         0


                                                          SHARES          VALUE
--------------------------------------------------------------------------------
PREFERRED STOCKS
--------------------------------------------------------------------------------
United Services Advisors, Pfd.                           279,860        454,773
Catellus Development, 3.625%, Conv. Pfd.,
 12/31/99, Series B(1)                                    30,000      1,200,000
--------------------------------------------------------------------------------
TOTAL PREFERRED STOCKS - 0.3%
 (Cost: $2,852,690)                                                   1,654,773
--------------------------------------------------------------------------------



                                                       CONTRACTS          VALUE
--------------------------------------------------------------------------------
PUT OPTIONS
--------------------------------------------------------------------------------
RUSSELL 2000 INDEX PUT OPTIONS
March 96         300                                         300         91,875
June 96          300                                        1000        625,000
S&P 500 INDEX PUT OPTIONS
March 96         500                                         525         19,687
March 96         525                                         350         21,875
March 96         540                                         975        103,594
March 96         565                                         450        101,250
March 96         600                                       1,700      1,168,750
June 96          525                                         250         59,375
June 96          550                                         250         96,875
June 96          565                                         350        205,625
TECHNOLOGY PUT BASKET
March 96         100                                          20        121,309
June 96          100                                          10        694,693
September 96     100                                           9      1,293,067
August 96        100                                           7      2,338,230
May 96           100                                           7      1,491,573
--------------------------------------------------------------------------------
TOTAL PUT OPTIONS - 1.7% (Cost: $11,816,723)                          8,432,778



The accompanying notes are an integral part of these financial statements.


10


                                                   ROBERTSON, STEPHENS & COMPANY



-------------------------------------------------------------------------------
TOTAL INVESTMENTS - 73.5% (COST: $273,762,231)                    $ 372,887,439
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
-------------------------------------------------------------------------------
Cash                                                                     35,870
Repurchase Agreement                                                  4,506,000
     State Street Bank and Trust Company, 5.00%, dated
     12/29/95, due 1/02/96, maturity value $4,508,503
     (collateralized by $3,515,000 par value U.S. Treasury
     Notes, 8.75%, due 05/15/17)
-------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.9%                                4,541,870
-------------------------------------------------------------------------------

DEPOSITS WITH BROKERS AND CUSTODIAN BANK FOR
SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
Cash                                                                  2,000,000
U.S. Treasury Bills, 5.3%, due 01/25/96                              88,692,060
Repurchase Agreement (Segregated)                                    27,000,000
     State Street Bank and Trust Company, 5.00%, dated
     12/29/95, due 1/02/96, maturity value $27,015,000
     (collateralized by $20,900,000 par value U.S. Treasury
     Notes, 8.75%, due 05/15/17)
-------------------------------------------------------------------------------
TOTAL DEPOSITS WITH BROKERS AND CUSTODIAN BANK
 FOR SECURITIES SOLD SHORT - 23.2%                                  117,692,060

-------------------------------------------------------------------------------
RECEIVABLE FROM BROKERS FOR SECURITIES SOLD SHORT - 24.8%           126,091,492
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
SECURITIES SOLD SHORT - (22.2)% (Proceeds: $118,970,688)           (112,746,628)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.2)%                                        (989,492)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
TOTAL NET ASSETS - 100.0%                                         $ 507,476,741
-------------------------------------------------------------------------------


(1)  Income-producing securities.
(2)  See 4.f. in Notes to Financial Statements.
(3)  ADR - American Depository Receipts.
(4)  GDS - Global Depository Shares.
(5)  See 4.g. in Notes to Financial Statements.



The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND ANNUAL RESULTS


SCHEDULE OF SECURITIES SOLD SHORT


DECEMBER 31, 1995                                     SHARES               VALUE
--------------------------------------------------------------------------------
HEALTHCARE/MEDICAL TECHNOLOGY/HMO - (2.0)%
Cerner Corporation                                   279,000        $  5,719,500
Integrated Health Services, Inc.                     185,800           4,645,000
--------------------------------------------------------------------------------
                                                                      10,364,500
--------------------------------------------------------------------------------
MEDICAL SUPPLIES - (3.5)%
Biomet, Inc.                                         371,500           6,640,562
Enzo Biochem, Inc.                                   175,100           3,370,675
MediSense, Inc.                                      236,900           7,491,962
--------------------------------------------------------------------------------
                                                                      17,503,199
--------------------------------------------------------------------------------
MEDICAL SERVICES - (0.4)%
Isolyser Company, Inc.                               142,300           1,992,200
--------------------------------------------------------------------------------
                                                                       1,992,200
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - (0.9)%
Silicon Graphics, Inc.                               171,700           4,721,750
--------------------------------------------------------------------------------
                                                                       4,721,750
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - (2.0)%
Avid Technology, Inc.                                114,500           2,175,500
FTP Software, Inc.                                   187,400           5,434,600
Imnet Systems, Inc.                                   73,500           1,764,000
Seventh Level, Inc.                                   23,000             322,000
--------------------------------------------------------------------------------
                                                                       9,696,100
--------------------------------------------------------------------------------
DATA TELECOMMUNICATIONS - (0.9)%
DSC Communications Corporation                       123,100           4,539,312
--------------------------------------------------------------------------------
                                                                       4,539,312
--------------------------------------------------------------------------------
ELECTRONIC COMPONENTS - (0.8)%
Identix, Inc.                                        148,800           1,581,000
X Rite, Inc.                                         175,900           2,484,588
--------------------------------------------------------------------------------
                                                                       4,065,588
--------------------------------------------------------------------------------
PERIPHERALS - (1.4)%
InFocus Systems, Inc.                                137,500           4,967,188
Proxima Corporation                                   96,500           2,135,062
--------------------------------------------------------------------------------
                                                                       7,102,250
--------------------------------------------------------------------------------
SEMICONDUCTORS - (0.4)%
Atmel Corporation                                     84,900           1,899,638
--------------------------------------------------------------------------------
                                                                       1,899,638
--------------------------------------------------------------------------------
TELECOMMUNICATIONS - (1.9)%
Cidco, Inc.                                          167,900           4,281,450
Colonial Data Technologies Corp.                     232,200           4,760,100
Equalnet Holding Corporation                          86,500             627,125
--------------------------------------------------------------------------------
                                                                       9,668,675
--------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.


12


                                                   ROBERTSON, STEPHENS & COMPANY



                                                      SHARES               VALUE
--------------------------------------------------------------------------------
TECHNOLOGY/NETWORK SYSTEMS - (0.1)%
American Power Conversion Corporation                 72,000         $   684,000
--------------------------------------------------------------------------------
                                                                         684,000
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - (4.3)%
Bed Bath & Beyond, Inc.                              192,200           7,459,762
Best Buy Company, Inc.                                70,000           1,137,500
Callaway Golf Company                                165,000           3,733,125
First Alert, Inc.                                    103,500             892,688
Gymboree Corporation                                 137,700           2,840,062
Micro Warehouse, Inc.                                135,700           5,869,025
--------------------------------------------------------------------------------
                                                                      21,932,162
--------------------------------------------------------------------------------
RESTAURANTS - (1.7)%
IHOP Corporation                                     120,000           3,120,000
Papa John's International, Inc.                      136,000           5,601,500
--------------------------------------------------------------------------------
                                                                       8,721,500
--------------------------------------------------------------------------------
CONSUMER TECHNOLOGY - (1.9)%
Acclaim Entertainment, Inc.                          295,171           1,313,867
Electronic Arts, Inc.                                200,000           5,225,000
Sensormatic Electronics Corporation                  190,900           3,316,887
--------------------------------------------------------------------------------
                                                                       9,855,754
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL SECURITIES SOLD SHORT - (22.2)%
 (PROCEEDS: $118,970,688)                                           $112,746,628
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND ANNUAL RESULTS


STATEMENT OF NET ASSETS


DECEMBER 31, 1995
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $273,762,231)                        $ 372,887,439
Cash and Cash Equivalents                                             4,432,484
Deposits with brokers and custodian bank for
 securities sold short                                              117,801,446
Receivable from brokers for securities sold short                   126,091,492
Receivable for investments sold                                       1,102,973
Receivable for fund shares subscribed                                 1,370,360
Receivables, other                                                       39,752
--------------------------------------------------------------------------------
TOTAL ASSETS                                                        623,725,946
--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Securities sold short (Proceeds: $118,970,688)                      112,746,628
Payable for investments purchaseed                                      335,490
Payable for fund shares redeemed                                      2,011,165
Accrued expenses                                                      1,128,693
Payables, other                                                          27,229
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   116,249,205
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 507,476,741
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                     448,475,149
Accumulated net realized gain from investments                       30,514,626
Accumulated net realized loss from options                          (63,862,419)
Accumulated net realized loss from securities sold short            (12,999,883)
Net unrealized appreciation on investments                          102,509,153
Net unrealized depreciation on options                               (3,383,945)
Net unrealized appreciation on securities sold short                  6,224,060
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                                  $ 507,476,741
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
PRICING OF SHARES:                                                $       13.78
     Net Asset Value, offering and redemption price
     per share (net assets of $507,476,741 applicable
     to 36,817,846 shares of beneficial interest
     outstanding with no par value)
--------------------------------------------------------------------------------




The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

STATEMENT OF OPERATIONS



FOR THE NINE MONTHS ENDED DECEMBER 31, 1995
-------------------------------------------------------------------------------
INVESTMENT INCOME
-------------------------------------------------------------------------------
Interest                                                          $   7,423,520
Dividends (Net of foreign tax withheld of $48,403)                    1,406,931
-------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                               8,830,451

-------------------------------------------------------------------------------
EXPENSES
-------------------------------------------------------------------------------
Investment advisory fees                                              5,648,970
Distribution fees                                                     2,824,481
Custodian and transfer agent fees                                       629,651
Professional fees                                                       204,044
Shareholder reports                                                     119,775
Registration and filing fees                                             79,621
Dividend expense for securities sold short                               65,042
Trustees' fees and expenses                                              16,875
Other                                                                    16,500
-------------------------------------------------------------------------------
TOTAL EXPENSES                                                        9,604,959

-------------------------------------------------------------------------------
NET INVESTMENT LOSS                                                    (774,508)
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/(DEPRECIATION)
ON INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT
-------------------------------------------------------------------------------
Net realized gain from investments                                   59,125,328
Net realized loss from options                                      (36,060,843)
Net realized loss from securities sold short                        (12,590,530)
Net change in unrealized appreciation on investments                 99,776,939
Net change in unrealized appreciation on options                     12,067,990
Net change in unrealized depreciation on securities sold short       (3,688,560)
-------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON
INVESTMENTS, OPTIONS AND SECURITIES SOLD SHORT                      118,630,324

-------------------------------------------------------------------------------
Net Increase in Net Assets Resulting From Operations              $ 117,855,816
-------------------------------------------------------------------------------



The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND ANNUAL RESULTS


STATEMENT OF CHANGES IN NET ASSETS



                                                                               NINE MONTHS ENDED          YEAR ENDED
                                                                                        12/31/95             3/31/95
--------------------------------------------------------------------------------------------------------------------
OPERATIONS
--------------------------------------------------------------------------------------------------------------------
Net investment loss                                                               $     (774,508)     $   (1,464,747)
Net realized gain/(loss) from investments                                             59,125,328         (17,429,453)
Net realized loss from options                                                       (36,060,843)        (27,569,968)
Net realized (loss)/gain from securities sold short                                  (12,590,530)          1,299,923
Net change in unrealized appreciation/(depreciation) on investments                   99,776,939         (10,936,753)
Net change in unrealized appreciation/(depreciation) on options                       12,067,990         (28,287,843)
Net change in unrealized (depreciation)/appreciation on securities sold short         (3,688,560)          1,117,823
--------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      117,855,816         (83,271,018)

--------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------
Realized gains on investments                                                                  -         (12,605,850)
--------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                                                            -         (12,605,850)


--------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
--------------------------------------------------------------------------------------------------------------------
Net (decrease)/increase in net assets resulting from capital share transactions       (8,025,100)          8,572,147
--------------------------------------------------------------------------------------------------------------------
TOTAL CAPITAL SHARE TRANSACTIONS                                                      (8,025,100)          8,572,147


--------------------------------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                                              109,830,716         (87,304,721)
--------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                  397,646,025         484,950,746
End of period                                                                     $  507,476,741      $  397,646,025
--------------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                                                   ROBERTSON, STEPHENS & COMPANY

FINANCIAL HIGHLIGHTS



FOR A SHARE OUTSTANDING                                                           PERIOD ENDED        YEAR ENDED      PERIOD ENDED
THROUGHOUT EACH ERIOD:                                                            12/31/95(2)           3/31/95          3/31/94(1)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, beginning of period                                                  $  10.70       $     12.34       $     10.00
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
Net investment loss                                                                      (0.01)            (0.04)            (0.02)
Net realized gain/(loss) and unrealized appreciation/(depreciation) on investments        3.09             (1.35)             2.36
----------------------------------------------------------------------------------------------------------------------------------
Total Increase/(Decrease) in Net Assets Resulting From Operations                         3.08             (1.39)             2.34


----------------------------------------------------------------------------------------------------------------------------------
Distribution from realized gains on investments                                              -             (0.25)                -
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                        $  13.78       $     10.70       $     12.34
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                            28.79%          (11.23)%            23.40%
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period                                                        $507,476,741      $397,646,025      $484,950,746
Ratio of Expenses to Average Net Assets                                                  2.54%             2.46%(3)          2.22%
Ratio of Net Investment Loss to Average Net Assets                                     (0.20)%           (0.27)%(3)        (0.77)%
Portfolio Turnover Rate                                                                   29%               79%               14%
----------------------------------------------------------------------------------------------------------------------------------


1    The Fund commenced operations on 6/3/93.

2    Represents a 9-month period then ended.

3 If the Fund had paid all of its expenses and there had been no reimbursement by the Adviser, the ratio of expenses to average net assets for the year ended March 31, 1995 would have been 2.58% and the ratio of net investment loss to average net assets would have been (0.42)%.

     Per-share data for each period has been determined by using the average number of shares outstanding throughout each period.

     Ratios, except for total return and portfolio turnover rate, have been annualized.




The accompanying notes are an integral part of these financial statements.

THE CONTRARIAN FUND ANNUAL RESULTS



NOTES TO FINANCIAL STATEMENTS


The Robertson Stephens Contrarian Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, open-end management investment company. The Fund became effective to offer shares to the public on June 30, 1993. Prior to the public offering, shares were offered in a private placement offering on June 3, 1993, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers nine series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Robertson Stephens Contrarian Fund, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Robertson Stephens Information Age Fund, The Robertson Stephens Global Natural Resources Fund, and The Robertson Stephens Global Low-Priced Stock Fund. The assets for each series are segregated and accounted for separately.

The Contrarian Fund, for book and tax purposes, has a calendar (12/31) year-end. These financial statements reflect operations for a nine-month period.

NOTE 1  SIGNIFICANT ACCOUNTING POLICIES:
The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


a.   INVESTMENT VALUATIONS:
Marketable equity securities including options and foreign securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Foreign securities prices are generally denominated in foreign currencies. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of The London Stock Exchange prior to when the Fund's net asset value is next determined. At December 31, 1995, 97.7% of the Fund's long positions and 100% of its short positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use all available resources including quotations from market makers and fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event which could have a significant impact on the value of the security. At December 31, 1995, 2.3% of the Fund's long positions were valued using these guidelines and procedures.

Principally as a result of significant stock price appreciation, on December 31, 1995, and on February 14, 1996, approximately 25.6% and 25.4%, respectively, of the Contrarian Fund's net assets were invested in the common stock of Diamond Fields Resources, a Canadian corporation. Shares of Diamond Fields Resources are freely traded on the Toronto Stock Exchange; the shares held by the Fund are currently restricted as to resale within the U.S.

                                                   ROBERTSON, STEPHENS & COMPANY



As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries involving base metals, precious metals, and oil/energy. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b.   REPURCHASE AGREEMENTS:
Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c.   FEDERAL INCOME TAXES:
The Fund has made no provision for federal income tax for the nine months ended December 31, 1995. The Fund complied with requirements of the Internal Revenue Code for qualifying as a regulated investment company so as not to be subject to federal income tax.

d.   SECURITIES TRANSACTIONS:
Securities transactions are accounted for on the date the securities are purchased, sold, or sold short (trade date). Realized gains and losses on securities transactions are determined on the basis of specific identification.

e.   FOREIGN CURRENCY TRANSLATION:
The accounting records of the Fund are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Fund denominated in a foreign currency are translated into U.S. dollars at the exchange rate each day. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions.

The Fund does not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation from investments, options, and securities sold short.

f.   INVESTMENT INCOME:
Dividend income is recorded on the ex-dividend date. Interest income is accrued and recorded daily.

g.   CAPITAL ACCOUNTS:
The Fund follows the provisions of the AICPA's Statement of Position 93-2 "Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies" ("SOP"). The purpose of this SOP is to report undistributed net investment income and accumulated net realized gain or loss accounts in such a manner as to approximate amounts available for future distributions to shareholders, if any.

THE CONTRARIAN FUND ANNUAL RESULTS

NOTE 2  CAPITAL SHARES:

a.   TRANSACTIONS:
The Fund has authorized an unlimited number of shares of beneficial interest with no par value. Transactions in capital shares for the nine months ended December 31, 1995, and the year ended March 31, 1995, were as follows:


4/1/95 - 12/31/95                                    SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                      27,676,642       $ 349,025,223
Shares reinvested                                         -                   -
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Shares redeemed                                 (28,017,625)       (357,050,323)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Net                                                (340,983)      $  (8,025,100)
-------------------------------------------------------------------------------



4/1/94 - 3/31/95                                     SHARES              AMOUNT
-------------------------------------------------------------------------------
Shares sold                                      50,424,429       $ 580,777,746
Shares reinvested                                 1,072,034          11,311,877
-------------------------------------------------------------------------------
                                                 51,496,463         592,089,623


-------------------------------------------------------------------------------
Shares redeemed                                 (53,652,411)       (583,517,476)
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Net                                              (2,155,948)      $   8,572,147
-------------------------------------------------------------------------------



NOTE 3  TRANSACTIONS WITH AFFILIATES:

a.   ADVISORY FEES AND EXPENSE LIMITATION:
Under the terms of an advisory agreement, which is reviewed and approved annually by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM"), an investment advisory fee calculated at an annual rate of 1.50% of the average daily net assets of the Fund. For the nine months ended December 31, 1995, the Fund incurred investment advisory fees of $5,648,970. When applicable, RSIM agrees to reimburse the Fund for any annual operating expenses, including investment advisory fees but excluding distribution fees and dividend expense for short sales, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. The Fund has obtained a waiver from the State of California to exclude a portion of its advisory fees for purposes of determining the compliance by the Fund with the State's Expense Limitations. For the nine months ended December 31, 1995, there was no expected reimbursement of the advisory fees and other expenses.

b.   AFFILIATED PERSONS:
Certain officers and Trustees of the Fund are also Members and/or officers of Robertson, Stephens & Company Group, L.L.C. ("RS Group"), the parent of Robertson, Stephens & Company LLC (RS & Co.), the Fund's Distributor and RSIM, the Fund's Adviser. G. Randy Hecht, President, Chief Executive Officer and a Trustee of the Fund, is also a Director of RSIM, a Member of RS Group, and Chief Operating Officer of RS & Co. Terry R. Otton, Chief Financial Officer of the Fund, is a Member of RS Group and Chief Financial Officer of RS & Co. John P. Rohal, a Trustee of the Fund, is a Member of RS Group and Director of Research for RS & Co. Paul H. Stephens, Portfolio Manager, is a Member of RS Group and Chief Investment Officer of RS & Co. All affiliated and access persons, as defined in the 1940 Act, follow strict guidelines and policies on personal trading as outlined in the Fund's Code of Ethics.

                                                   ROBERTSON, STEPHENS & COMPANY



c.   COMPENSATION OF TRUSTEES AND OFFICERS:
Trustees and officers of the Fund who are affiliated persons receive no compensation from the Fund. Trustees of the Fund who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $16,875 for the nine months ended
December 31, 1995.

d.   DISTRIBUTION FEES:
The Fund has entered into an agreement with RS & Co. for distribution services and has adopted a Plan of Distribution pursuant to Rule 12b-1 under the 1940 Act, which is reviewed annually by the Fund's Board of Trustees. Under this Plan, RS & Co. is compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's shares. The distribution fee is calculated at an annual rate of 0.75% of the average daily net assets of the Fund. For the nine months ended December 31, 1995, the Fund incurred distribution fees of $2,824,481.

e.   BROKERAGE COMMISSIONS:
RSIM may direct orders for investment transactions to RS & Co. as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of RS & Co. to provide competitive prices and commission rates. All investment transactions in which RS & Co. acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which RS & Co. has been retained by the issuer. For the nine months ended December 31, 1995, the Fund paid brokerage commissions of $6,840 to RS & Co. which represented 1% of total commissions paid for the period.


NOTE 4  INVESTMENTS:

a.   PORTFOLIO TURNOVER RATE:
The portfolio turnover rate, which is calculated based on the lesser of the cost of investments purchased or the proceeds from investments sold (excluding options, securities sold short, and short-term investments) measured as a percentage of the Fund's average monthly investment portfolio for the nine months ended December 31, 1995, was 29%.

b.   TAX BASIS OF INVESTMENTS:
At December 31, 1995, the cost of investments for federal income tax purposes was $391,364,722. Accumulated net unrealized appreciation on investments was $110,748,961, consisting of gross unrealized appreciation and depreciation of $177,228,106, and $(66,479,145), respectively.

c.   INVESTMENT PURCHASES AND SALES:
For the nine months ended December 31, 1995, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short, and short-term investments) were $160,842,180 and $217,827,823, respectively.

d.   OPTIONS:
At December 31, 1995, 1.0% of the Fund's net assets consisted of premiums paid for the purchase of S&P 500 Index put options to hedge portfolio long investments against adverse price fluctuations. In addition, 1.3% of the Fund's net assets represent premiums paid for the purchase of put options on baskets of securities of issuers in the technology sector of the overall market.

THE CONTRARIAN FUND ANNUAL RESULTS

The risk associated with the purchase of these put options is limited to the premium originally paid. The premium paid for the purchase of these options is included in the Fund's "Statement of Net Assets" as an investment and subsequently mark-to-market daily to reflect the market value of the options.

TECHNOLOGY PUT BASKET OPTIONS:
The Technology Put Basket Options (the "Options") are European style put options. The Options, customized for the Fund, are based on the underlying price of different groups of high technology stocks. The market value of the Options is determined daily based on the price of the underlying stocks, market volatility, exercise date, and other relevant parameters.

e.   SHORT SALES:
Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund then is obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. All short sales must be fully collateralized. The Fund maintains the collateral in a segregated account consisting of cash and/or U.S. government securities sufficient to collateralize its obligation on the short positions. The Fund may also sell short "against the box" (i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the security which is sold short). If the Fund enters into a short sale against the box, it will hold an equivalent amount of the securities to cover its position while the short sale is outstanding. The Fund limits the value of short sale positions (excluding short sales "against the box") to 25% of the Fund's total assets. At December 31, 1995, the Fund had 18% of its total assets in short positions. For the nine months ended December 31, 1995, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $142,564,487 and $150,129,469, respectively.

Included in the "Other Assets, Net" category in the Schedule of Net Assets are the following securities sold short where the Fund has purchased the underlying securities to effectively close out the short positions. At December 31, 1995, the Fund chose not to complete the transactions which would have required delivery of the purchased securities to the lender. The Fund does not consider these boxed positions as investments.


SECURITIES                                             SHARES              VALUE
--------------------------------------------------------------------------------
Acclaim Entertainment                                  94,500        $ 1,169,438
--------------------------------------------------------------------------------
Avid Technology                                        35,000            665,000
--------------------------------------------------------------------------------
Cidco, Inc.                                            13,500            344,250
--------------------------------------------------------------------------------
Colonial Data Technologies                            105,900          2,170,950
--------------------------------------------------------------------------------
Electronic Arts                                        24,500            640,062
--------------------------------------------------------------------------------
Isolyser Company, Inc.                                153,200          2,144,800
--------------------------------------------------------------------------------
                                                                     $ 7,134,500
--------------------------------------------------------------------------------

                                                   ROBERTSON, STEPHENS & COMPANY



f.   RESTRICTED SECURITIES:
A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. At December 31, 1995, the Fund held restricted securities with an aggregate value of $11,325,000, which represented 2.2% of the Fund's total net assets. Restricted securities are valued according to the guidelines and procedures adopted by the Fund's Board of Trustees.


                                   SHARES         COST        VALUE  ACQUISITION
SECURITY                            (000)         (000)       (000)         DATE
--------------------------------------------------------------------------------
Indochina Goldfields                  233      $   233      $ 1,398      3/24/94
                                      117          117          702      3/28/94
                                      750        1,469        4,500      5/26/94
                                      600        3,000        3,600      8/18/95
--------------------------------------------------------------------------------
Nescor Energy                         125          125          375      4/18/94
                                      250          500          750      5/05/94
--------------------------------------------------------------------------------



g.   WARRANTS:
A warrant is an option which normally entitles the holder to purchase a proportionate amount of a particular class of the issuer's securities at a predetermined price during a specific period.

The following warrants were valued such that when the exercise price of the warrant was less than that of the underlying common stock, the warrant was priced using the modified Black-Scholes Valuation Formula. The Black-Scholes Valuation Formula values a warrant by determining the differential between the exercise price of the warrant and the current price of the underlying stock based on a number of factors. These factors include, but are not limited to, current price of the underlying stock, exercise price of the warrant, time to expiration, assumed riskless rate of interest, compounded rate of return on the stock, and standard deviation of the return on the stock. If the exercise price was greater than that of the underlying common stock, the warrant was valued at zero. This valuation method is subject to frequent review and is in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees.


                                   SHARES         COST        VALUE   EXPIRATION
SECURITY                            (000)         (000)       (000)         DATE
--------------------------------------------------------------------------------
Golden Star Resources -
Warrants                               75            0            0      7/31/96
--------------------------------------------------------------------------------
Queenstake Resources -
Warrants                              500            0            0      3/18/97
--------------------------------------------------------------------------------
Vengold, Inc. - Series A
Warrants                            1,286           13          473      6/30/00
--------------------------------------------------------------------------------


h.   FOREIGN SECURITIES:
Foreign securities investments involve special risks and considerations not typically associated with those of U.S. origin. These risks include, but are not limited to, revalue of currencies, adverse political, social, and economic developments, and less reliable information about issuers. Moreover, securities of many foreign companies and markets may be less liquid and their prices more volatile than those of U.S. companies and markets. At December 31, 1995, the Fund had its largest concentrated investments, worth 33% of the Fund's total assets, in Canada.

THE CONTRARIAN FUND ANNUAL RESULTS



INDEPENDENT ACCOUNTANTS' REPORT


To the Shareholders and Board of Trustees of The Robertson Stephens Contrarian Fund

In our opinion, the accompanying statement of net assets, including the schedules of net assets and of securities sold short, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Contrarian Fund (one of the series constituting The Robertson Stephens Investment Trust, hereinafter referred to as the "Fund") at December 31, 1995, the results of its operations for the nine months then ended, and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995, by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provides a reasonable basis for the opinion expressed above.


/s/  Price Waterhouse LLP
Price Waterhouse LLP
San Francisco, California
February 15, 1996


ADMINISTRATION


OFFICERS AND TRUSTEES
G. Randy Hecht
President, Chief Executive Officer
Terry R. Otton
Chief Financial Officer

Leonard B. Auerbach, Trustee
Daniel R. Cooney, Trustee
James K. Peterson, Trustee
John P. Rohal, Trustee
Robert I. Goldbaum, Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Robertson, Stephens & Company LLC
555 California Street, Suite 2600
San Francisco, CA 94104
1-800-766-3863

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

AUDITORS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Contrarian Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 27, 1996

THE ROBERTSON STEPHENS MUTUAL FUNDS


In addition to THE CONTRARIAN FUND, Robertson Stephens offers the following mutual funds:


THE DEVELOPING COUNTRIES FUND
A PORTFOLIO OF GROWING COMPANIES IN EMERGING MARKETS - Invests in publicly traded equities of developing countries. The Fund may engage in short sales and/or invest in private placement emerging market equity securities. No load. Managed by Michael Hoffman.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-ORIENTED INDUSTRIES - Invests primarily in common stocks of emerging growth companies (predominantly technology, specialty retailing, and health care) with above-average growth potential. No load. Managed by Dave Evans.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES - Invests in companies worldwide that are low-priced (stock prices no greater than $10 per share), have future growth potential, but are underappreciated by other investors. No load. Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON ATTRACTIVE HARD ASSET COMPANIES - Invests in equities of companies engaged in the discovery, development, production, or distribution of natural resources, such as energy, metals, and forest products. No load. Managed by Andy Pilara, Jr.

THE GROWTH & INCOME FUND
SEEKING HIGH GROWTH WHILE MODERATING RISK - Invests primarily in small- and mid-cap company stocks and convertible bonds and preferred stocks. No load. Managed by John Wallace.

THE INFORMATION AGE FUND
FOCUSING ON INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR - Invests in a wide range of technology companies with strong fundamentals, market advantage, and growth potential, including computer hardware and software, telecommunications, and multimedia. No load. Managed by Ron Elijah.

THE PARTNERS FUND
SMALL-CAP VALUE WITH A CONTRARIAN DISCIPLINE - Invests with a value methodology combining traditional Graham & Dodd balance sheet analysis and cash flow analysis. No load. Managed by Andy Pilara, Jr.

THE VALUE+GROWTH FUND
A GROWTH FUND FOR VALUE-CONSCIOUS INVESTORS - Invests in mid-cap growth companies with favorable price/earnings ratios in sectors with the potential for above-average growth. Ability to short sell. No load. Managed by Ron Elijah.



For a discussion of the risks associated with using options, international investing, investing in a few sectors, allocating a large percentage of the portfolio to one security, and short selling, please read the prospectus.


Design: Broom & Broom, Inc., San Francisco
Photography: Jerry Orabona, Bill Zemanek

ROBERTSON STEPHENS & COMPANY
MUTUAL FUNDS

555 CALIFORNIA STREET, SUITE 2600
SAN FRANCISO, CALIFORINA 94104

FUND NEWS & INFORMATION


ROBERTSON STEPHENS
INVESTOR SERVICES

-    Knowledgeable mutual fund representatives.

-    Automated access to daily net asset values.

-    Portfolio managers' hotline, 24 hours a day.

1-800-766-3863


ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

funds@rsco.com


ROBERTSON STEPHENS
ACCOUNTLINK
-    Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Contra under the heading Robertson Stephens. Its computer quotation symbol is RSCOX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund or their other clients or for their own accounts and will not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.